unITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2025

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38903	83-2586114
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices) (Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer Transition

On June 18, 2025, Robert B. Klein announced his intention to resign from his role as Chief Financial Officer of Postal Realty Trust, Inc. (the “Company”) in order to accept a position with a privately-held real estate company. Mr. Klein will resign from his role as Chief Financial Officer effective June 18, 2025 (the “Transition Date”) but will continue as an employee of the Company through June 30, 2025 (the “Separation Date,” the period from the Transition Date to the Separation Date is referred to as the “Transition Period”). Subject to the terms of Transition and General Release Agreement dated June 18, 2025 between the Company and Mr. Klein (the “Transition Agreement”) described below, Mr. Klein will provide consulting services to the Company beginning on the day following the Separation Date until the date the Company files its Form 10-Q for the period ending June 30, 2025 (the “Completion Date” and such period, the “Consulting Period”). Mr. Klein will continue serving as the Company’s principal financial officer through the end of the Consulting Period.

Interim Chief Financial Officer

Jeremy Garber, the Company’s President, Treasurer and Secretary was appointed to serve as the Company’s interim Chief Financial Officer while the Company conducts a search process for a permanent successor effective on the Transition Date. Prior to Mr. Klein’s hiring, Mr. Garber served as the Company’s principal financial officer and his responsibilities included oversight of the Company’s accounting and finance department. Mr. Garber’s biographical information is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (“SEC”) on April 2, 2025, and is incorporated by reference herein. The terms of Mr. Garber’s amended and restated employment agreement with the Company dated October 17, 2023 governing the terms and conditions of his employment with the Company (the “Garber Employment Agreement”) are set forth on the Current Report on Form 8-K filed with the SEC on October 20, 2023 and are incorporated herein by reference.

There are no arrangements or understandings between Mr. Garber and any other person pursuant to which he will serve as Chief Financial Officer of the Company. The Company is not aware of any transactions or existing relationships in which Mr. Garber has a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K other than as set forth herein, and is not aware of any family relationship between Mr. Garber and the Company’s executive officers, directors or any person nominated to become a director or executive officer of the Company that would require disclosure under Item 401(d) of Regulation S-K. Except as disclosed above, no material plan, contract, or arrangement was entered into or materially amended by the Company in connection with Mr. Garber’s appointment as interim Chief Financial Officer and there was no grant or award made by the Company to Mr. Garber or modification thereto under any such plan, contract, or arrangement in connection with his appointment.

A copy of the Garber Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Transition and General Release Agreement

In connection with this announcement, the Company entered into the Transition Agreement with Mr. Klein. The Transition Agreement sets forth Mr. Klein’s separation benefits and the terms pursuant to which Mr. Klein will assist the Company in the transition of his roles through the Transition Period and the Consulting Period.

During each of the Transition Period and the Consulting Period, Mr. Klein will continue to oversee and assist with the preparation of the Company’s Form 10-Q for the period ending on June 30, 2025 and, unless the Company determines otherwise, shall sign the Form 10-Q (and any related documentation) in his capacity as principal financial officer (the “Transition Support Duties”). In accordance with the Transition Agreement, during the Transition Period, subject to Mr. Klein’s performance of the Transition Support Duties, the Company will pay Mr. Klein his regular base salary, less applicable taxes, withholdings and deductions payable in accordance with the Company’s current payroll practices and Mr. Klein shall be entitled to continue to participate in any employee benefit plan that the Company has adopted or may adopt, until the Separation Date.

As set forth in the Transition Agreement, pursuant to the terms of the Company's 2019 Equity Incentive Plan (the “Equity Plan”), including, but not limited to, the Alignment of Interest Program under the Equity Plan (the “AOI”), and the award agreements issued thereunder (the “Award Agreements” and collectively with the Equity Plan and AOI, the “Equity Plan Governing Documents”) Mr. Klein has been granted certain equity awards which remain outstanding, unconverted and unvested as of the Separation Date (the “Unvested Awards”). If Mr. Klein fully complies with the terms and conditions set forth in the Transition Agreement, including the execution of the supplemental release attached thereto and performance of the Transition Support Duties, the Company will pay Mr. Klein a gross amount equal to $500,000, less applicable taxes, withholdings and deductions (the “Consideration”). The Company will pay the Consideration in part by accelerating the vesting of 28,000 Unvested Awards (as determined in the Company’s sole discretion) (the “Selected Awards”), with the remainder to be paid in cash. The terms governing the acceleration of the Selected Awards and the payment of the Consideration are described in the Transition Agreement.

Notwithstanding anything to the contrary in any Equity Plan Governing Document, (i) Mr. Klein’s Unvested Awards, other than the Selected Awards, will automatically and immediately be cancelled and forfeited, and will lapse for no consideration, effective as of July 1, 2025, (ii) the Selected Awards will remain outstanding and eligible to vest following the Separation Date in accordance with the terms of the Transition Agreement and (iii) to the extent the Consideration is not earned, the Selected Awards will automatically and immediately be cancelled and forfeited and will lapse for no consideration, effective as of the Completion Date (or such earlier date as determined by the Company, in its sole discretion). Pursuant to the terms of the Transition Agreement, Mr. Klein will be subject to continued compliance with confidentiality, non-disparagement and cooperation covenants.

The foregoing description of the Transition Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on June 18, 2025 announcing the transition of Mr. Klein’s role as the Chief Financial Officer of the Company and Jeremy Garber serving as interim Chief Financial Officer of the Company.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1 †	Amended and Restated Employment Agreement by and between the Company and Jeremy Garber (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 20, 2023)
10.2 †*	Transition and General Release Agreement dated June 18, 2025, by and between the Company and Robert Klein
99.1*	Press Release, dated June 18, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

*	Filed herewith
†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: June 18, 2025	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	Chief Financial Officer, President, Treasurer and Secretary

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